UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 28, 2015

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2015, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the second quarter of 2015, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated July 28, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2015

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	June 28, 2015	June 29, 2014
NET SALES	$5,015	$4,835
Cost of sales	3,683	3,630
GROSS MARGIN	1,332	1,205

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	537	513
Research, development and engineering expenses	166	179
Equity, royalty and interest income from investees	94	105
Other operating (expense) income, net	—	(6)
OPERATING INCOME	723	612

Interest income	6	6
Interest expense	17	15
Other (expense) income, net	(8)	39
INCOME BEFORE INCOME TAXES	704	642

Income tax expense	208	170
CONSOLIDATED NET INCOME	496	472

Less: Net income attributable to noncontrolling interests	25	26
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$471	$446

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.63	$2.44
Diluted	$2.62	$2.43

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	179.2	182.8
Diluted	179.6	183.2

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.78	$0.625
___________________________________________________________
(a)  Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Six months ended
In millions, except per share amounts	June 28, 2015	June 29, 2014
NET SALES	$9,724	$9,241
Cost of sales	7,197	6,937
GROSS MARGIN	2,527	2,304

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,054	998
Research, development and engineering expenses	361	369
Equity, royalty and interest income from investees	162	195
Other operating (expense) income, net	(3)	(7)
OPERATING INCOME	1,271	1,125

Interest income	11	11
Interest expense	31	32
Other income, net	1	49
INCOME BEFORE INCOME TAXES	1,252	1,153

Income tax expense	352	323
CONSOLIDATED NET INCOME	900	830

Less: Net income attributable to noncontrolling interests	42	46
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$858	$784

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$4.77	$4.27
Diluted	$4.76	$4.26

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	179.9	183.5
Diluted	180.3	183.9

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.56	$1.25
___________________________________________________________
(a)  Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	June 28, 2015	December 31, 2014
ASSETS
Current assets
Cash and cash equivalents	$1,760	$2,301
Marketable securities	89	93
Total cash, cash equivalents and marketable securities	1,849	2,394
Accounts and notes receivable, net	3,422	2,946
Inventories	2,986	2,866
Prepaid expenses and other current assets	746	849
Total current assets	9,003	9,055
Long-term assets
Property, plant and equipment	7,151	7,123
Accumulated depreciation	(3,498)	(3,437)
Property, plant and equipment, net	3,653	3,686
Investments and advances related to equity method investees	995	981
Goodwill	473	479
Other intangible assets, net	339	343
Prepaid pensions	784	637
Other assets	631	595
Total assets	$15,878	$15,776

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$1,974	$1,881
Loans payable	70	86
Current portion of accrued product warranty	405	363
Accrued compensation, benefits and retirement costs	432	508
Deferred revenue	402	401
Other accrued expenses	739	759
Current maturities of long-term debt	31	23
Total current liabilities	4,053	4,021
Long-term liabilities
Long-term debt	1,576	1,589
Postretirement benefits other than pensions	351	369
Pensions	291	289
Other liabilities and deferred revenue	1,393	1,415
Total liabilities	$7,664	$7,683

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.3 shares issued	$2,164	$2,139
Retained earnings	10,123	9,545
Treasury stock, at cost, 43.7 and 40.1 shares	(3,350)	(2,844)
Common stock held by employee benefits trust, at cost, 1.0 and 1.1 shares	(12)	(13)
Accumulated other comprehensive loss	(1,071)	(1,078)
Total Cummins Inc. shareholders’ equity	7,854	7,749
Noncontrolling interests	360	344
Total equity	$8,214	$8,093
Total liabilities and equity	$15,878	$15,776
___________________________________________________________
(a)  Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Six months ended
In millions	June 28, 2015	June 29, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$900	$830
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	254	217
Deferred income taxes	(63)	(88)
Equity in income of investees, net of dividends	(68)	(108)
Pension contributions in excess of expense	(122)	(127)
Other post-retirement benefits payments in excess of expense	(15)	(14)
Stock-based compensation expense	17	21
Translation and hedging activities	27	(9)
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(426)	(321)
Inventories	(127)	(223)
Other current assets	18	4
Accounts payable	97	289
Accrued expenses	(21)	120
Changes in other liabilities and deferred revenue	133	116
Other, net	(35)	(6)
Net cash provided by operating activities	569	701

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(247)	(245)
Investments in internal use software	(22)	(26)
Investments in and advances to equity investees	(17)	(11)
Acquisitions of businesses, net of cash acquired	(15)	(193)
Investments in marketable securities—acquisitions	(173)	(179)
Investments in marketable securities—liquidations	155	179
Cash flows from derivatives not designated as hedges	5	4
Other, net	14	8
Net cash used in investing activities	(300)	(463)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	12	17
Payments on borrowings and capital lease obligations	(31)	(39)
Net payments under short-term credit agreements	(10)	(48)
Distributions to noncontrolling interests	(14)	(32)
Dividend payments on common stock	(280)	(229)
Repurchases of common stock	(514)	(430)
Other, net	8	5
Net cash used in financing activities	(829)	(756)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	19	38
Net decrease in cash and cash equivalents	(541)	(480)
Cash and cash equivalents at beginning of year	2,301	2,699
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,760	$2,219
___________________________________________________________
(a)  Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components	Power Generation	Non-segment Items (1)	Total
	Three months ended June 28, 2015
	External sales	$2,058	$1,487		$1,017	$453	$—	$5,015
	Intersegment sales	739	8		380	294	(1,421)	—
	Total sales	2,797	1,495		1,397	747	(1,421)	5,015
	Depreciation and amortization(2)	60	25		28	13	—	126
	Research, development and engineering expenses	91	3		57	15	—	166
	Equity, royalty and interest income from investees	57	21		8	8	—	94
	Interest income	3	1		1	1	—	6
	Segment EBIT	341	113		223	57	(13)	721

	Segment EBIT as a percentage of total sales	12.2%	7.6%		16.0%	7.6%		14.4%

	Three months ended June 29, 2014
	External sales	$2,178	$1,229		$953	$475	$—	$4,835
	Intersegment sales	566	9		327	268	(1,170)	—
	Total sales	2,744	1,238		1,280	743	(1,170)	4,835
	Depreciation and amortization(2)	52	20		26	13	—	111
	Research, development and engineering expenses	105	3		53	18	—	179
	Equity, royalty and interest income from investees	45	42		9	9	—	105
	Interest income	4	—		1	1	—	6
	Segment EBIT	311	126	(3)	185	61	(26)	657

	Segment EBIT as a percentage of total sales	11.3%	10.2%		14.5%	8.2%		13.6%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended June 28, 2015 and June 29, 2014.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

(3)
Distribution segment EBIT included gains of $14 million on the fair value adjustments resulting from the acquisitions of the controlling interests in North American distributors for the three months ended June 29, 2014.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components	Power Generation	Non-segment Items (1)	Total
	Six months ended June 28, 2015
	External sales	$3,947	$2,956		$1,948	$873	$—	$9,724
	Intersegment sales	1,446	15		748	554	(2,763)	—
	Total sales	5,393	2,971		2,696	1,427	(2,763)	9,724
	Depreciation and amortization(2)	118	52		54	29	—	253
	Research, development and engineering expenses	205	6		118	32	—	361
	Equity, royalty and interest income from investees	87	41		17	17	—	162
	Interest income	5	2		2	2	—	11
	Segment EBIT	594	201		418	106	(36)	1,283

	Segment EBIT as a percentage of total sales	11.0%	6.8%		15.5%	7.4%		13.2%

	Six months ended June 29, 2014
	External sales	$4,268	$2,171		$1,875	$927	$—	$9,241
	Intersegment sales	1,039	17		635	455	(2,146)	—
	Total sales	5,307	2,188		2,510	1,382	(2,146)	9,241
	Depreciation and amortization(2)	103	36		52	25	—	216
	Research, development and engineering expenses	221	5		106	37	—	369
	Equity, royalty and interest income from investees	77	83		18	17	—	195
	Interest income	6	1		2	2	—	11
	Segment EBIT	580	202	(3)	352	86	(35)	1,185

	Segment EBIT as a percentage of total sales	10.9%	9.2%		14.0%	6.2%		12.8%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the six months ended June 28, 2015 and June 29, 2014.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs were $1 million and $1 million for the six months ended June 28, 2015 and June 29, 2014, respectively.

(3)
Distribution segment EBIT included gains of $20 million on the fair value adjustments resulting from the acquisitions of the controlling interests in North American distributors for the six months ended June 29, 2014.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Six months ended
In millions	June 28, 2015	June 29, 2014	June 28, 2015	June 29, 2014
Total EBIT	$721	$657	$1,283	$1,185
Less: Interest expense	17	15	31	32
Income before income taxes	$704	$642	$1,252	$1,153

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Six months ended
In millions	June 28, 2015	June 29, 2014	June 28, 2015	June 29, 2014
Distribution Entities
North American distributors	$8	$30	$18	$62
Komatsu Cummins Chile, Ltda.	8	8	15	14
All other distributors	—	1	1	2
Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	15	22	29	36
Beijing Foton Cummins Engine Co., Ltd. (Light-duty)	15	8	23	14
Chongqing Cummins Engine Company, Ltd.	11	15	23	26
Beijing Foton Cummins Engine Co., Ltd. (Heavy-duty)	7	(7)	6	(13)
All other manufacturers	21	19	28	34
Cummins share of net income	85	96	143	175
Royalty and interest income	9	9	19	20
Equity, royalty and interest income from investees	$94	$105	$162	$195

NOTE 2.  INCOME TAXES

The effective tax rate for the three and six month periods ended June 28, 2015, was 29.5 percent and 28.1 percent, respectively. The six month tax rate included an $18 million discrete tax benefit to reflect the release of reserves for uncertain tax positions related to a favorable federal audit settlement.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to special items including tax adjustments. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the following periods:

	Six months ended
	June 28, 2015		June 29, 2014
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$858	$4.76	$784	$4.26
Less
Tax items	18	0.10	—	—
Net income attributable to Cummins Inc. excluding special items	$840	$4.66	$784	$4.26

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT). We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, GAAP and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended		Six months ended
In millions	June 28, 2015	June 29, 2014	June 28, 2015	June 29, 2014
Earnings before interest expense and income taxes	$721	$657	$1,283	$1,185

EBIT as a percentage of net sales	14.4%	13.6%	13.2%	12.8%

Less
Interest expense	17	15	31	32
Income tax expense	208	170	352	323
Consolidated net income	496	472	900	830

Less
Net income attributable to noncontrolling interests	25	26	42	46
Net income attributable to Cummins Inc.	$471	$446	$858	$784

Net income attributable to Cummins Inc. as a percentage of net sales	9.4%	9.2%	8.8%	8.5%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Net Sales by Market
In the first quarter of 2015, our Engine segment reorganized its reporting structure to include the following markets: heavy-duty truck, medium-duty truck and bus, light-duty automotive (pickup and light commercial vehicle), industrial and stationary power. Sales by market for our Engine segment by business (including 2014 and 2013 reorganized balances) were as follows:

2015
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$757	$875	$—	$—	$1,632
Medium-duty truck and bus	608	674	—	—	1,282
Light-duty automotive	381	354	—	—	735
Industrial	616	624	—	—	1,240
Stationary power	234	270	—	—	504
Total sales	$2,596	$2,797	$—	$—	$5,393

2014
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$718	$769	$801	$784	$3,072
Medium-duty truck and bus	575	605	599	652	2,431
Light-duty automotive	391	392	396	388	1,567
Industrial	669	739	768	775	2,951
Stationary power	210	239	252	240	941
Total sales	$2,563	$2,744	$2,816	$2,839	$10,962

2013
In millions	YTD
Heavy-duty truck	$2,618
Medium-duty truck and bus	2,064
Light-duty automotive	1,465
Industrial	2,921
Stationary power	945
Total sales	$10,013

Unit shipments by engine classification (including unit shipments to Power Generation):

2015
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	112,400	120,000	—	—	232,400
Heavy-duty	28,700	32,800	—	—	61,500
High-horsepower	3,500	3,700	—	—	7,200
Total units	144,600	156,500	—	—	301,100

2014
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	118,900	118,700	117,700	115,900	471,200
Heavy-duty	28,800	30,300	32,300	30,700	122,100
High-horsepower	3,400	3,900	3,900	3,600	14,800
Total units	151,100	152,900	153,900	150,200	608,100

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Business

2015
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$573	$598	$—	$—	$1,171
Engines	321	318	—	—	639
Power generation	298	272	—	—	570
Service	284	307	—	—	591
Total sales	$1,476	$1,495	$—	$—	$2,971

2014
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$382	$461	$491	$590	$1,924
Engines	174	249	270	368	1,061
Power generation	193	278	279	413	1,163
Service	201	250	252	323	1,026
Total sales	$950	$1,238	$1,292	$1,694	$5,174

Component Segment Sales by Business

2015
In millions	Q1	Q2	Q3	Q4	YTD
Emission Solutions	$613	$679	$—	$—	$1,292
Turbo Technologies	301	307	—	—	608
Filtration	255	266	—	—	521
Fuel systems	130	145	—	—	275
Total sales	$1,299	$1,397	$—	$—	$2,696

2014
In millions	Q1	Q2	Q3	Q4	YTD
Emission Solutions	$543	$582	$598	$620	$2,343
Turbo Technologies	313	307	297	305	1,222
Filtration	265	275	268	267	1,075
Fuel systems	109	116	124	129	478
Total sales	$1,230	$1,280	$1,287	$1,321	$5,118

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Generation Segment Sales by Business
In the first quarter of 2015, our Power Generation segment reorganized its reporting structure to include the following businesses: power systems, alternators and power solutions. Sales for our Power Generation segment by business (including 2014 and 2013 reorganized balances) were as follows:

2015
In millions	Q1	Q2	Q3	Q4	YTD
Power systems	$543	$611	$—	$—	$1,154
Alternators	98	92	—	—	190
Power solutions	39	44	—	—	83
Total sales	$680	$747	$—	$—	$1,427

2014
In millions	Q1	Q2	Q3	Q4	YTD
Power systems	$510	$586	$598	$606	$2,300
Alternators	105	126	115	103	449
Power solutions	24	31	41	51	147
Total sales	$639	$743	$754	$760	$2,896

2013
In millions	YTD
Power systems	$2,381
Alternators	496
Power solutions	154
Total sales	$3,031